Exhibit 10.16
LOCK-UP AGREEMENT

June ___, 2008

Each Purchaser referenced below:

Re:
Securities Purchase Agreement, dated as of June ___, 2008 (the “Purchase Agreement”), between Juhl Wind, Inc., a Delaware corporation (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement.  Pursuant to Section 2.2(a) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until the later of (a) the 12 month anniversary of the Effective Date and (b) the 24 month anniversary of the date of the Purchase Agreement (such period, the “Restriction Period”), the undersigned will not offer, sell,  contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock or Common Stock Equivalents beneficially owned, held or hereafter acquired by the undersigned (the “Securities”).  Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.  In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Letter Agreement.

In addition to the foregoing, during the 12 month period immediately following the termination of the Restriction Period, the undersigned shall be permitted to make Transfers of the shares of the Common Stock held by the undersigned, on a monthly basis in an amount equal to up to 1/12th of the number of shares of Common Stock owned or subject to acquisition on exercise or conversion of a derivative by the undersigned on the date hereof as set forth on the signature page hereto (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Letter Agreement) per month at a price per share greater than $1.25 per share (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Letter Agreement) (the undersigned acknowledges and agrees that the foregoing limits on Transfers are non-cumulative and may not be carried over from month to month).

 In addition, for the period commencing after the Effective Date and terminating on the 18 month anniversary of the Effective Date (such period, the “First Permitted Disposition Period”), Greenview Capital and their respective affiliates (including Daybreak Special Situations Fund) (collectively, “Greenview”) shall be permitted to make Transfers of the shares of Common Stock held by them in an amount equal to (a) if the per share purchase price exceeds $2.00 per share (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Letter Agreement), up to 10% of the daily trading volume for the Common Stock on the date of each sale during the First Permitted Disposition Period and (b) if the per share purchase price exceeds $3.00 per share, all of the shares of Common Stock then held by Greenview. For the period commencing after the 18 month anniversary of the Effective Date and terminating on the 30 month anniversary of the Effective Date (such period, the “Second Permitted Disposition Period”), Greenview shall be permitted to make Transfer of the shares of the Common Stock held by the undersigned, on a monthly basis in an amount equal to up to _________1 shares of Common Stock (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Letter Agreement) per month at a price per share greater than $1.25 per share (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Letter Agreement) (Greenview acknowledges and agrees that the foregoing limits on Transfers are non-cumulative and may not be carried over from month to month). For the period commencing after the 30 month anniversary of the Effective Date and terminating on the 36 month anniversary of the Effective Date (such period, the “Third Permitted Disposition Period”), Greenview shall be permitted to make Transfer of the shares of the Common Stock held by the undersigned, in an unlimited amount at a price per share greater than $1.75 per share (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Letter Agreement) (Greenview acknowledges and agrees that the foregoing limits on Transfers are non-cumulative and may not be carried over from month to month). After the 36 month anniversary of the Effective Date, Greenview shall be permitted to make unlimited Transfers of shares of Common Stock then held by them.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and that each Purchaser (which shall be a third party beneficiary of this Letter Agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder.  The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

1 Insert amount that is equal to 1/6th of the shares of Common Stock beneficially owned by the undersigned.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, each Purchaser and the undersigned.  This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  The undersigned hereby waives any right to a trial by jury.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and each Purchaser and that each Purchaser is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

By its signature below, the Transfer Agent hereby acknowledges and agrees that, reflecting this Letter Agreement, it has placed an irrevocable stop transfer instruction on all Securities beneficially owned by the undersigned until the end of the Restriction Period.  This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

*** SIGNATURE PAGE FOLLOWS***

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company

Address for Notice:

Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

JUHL WIND, INC.

By:
Name:
Title:

Acknowledged and agreed to
as of the date set forth above:

ISLAND STOCK TRANSFER COMPANY

By:
Name:
Title: